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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference of our report on the financial statements of Newmont Retirement Savings Plan For Hourly-Rated Employees dated June 26, 2000, included in this Form 11-K, into the previously filed Form S-8 Registration Statement File Numbers 333-10765 and 333-69145.



                                             /s/ ARTHUR ANDERSEN LLP


Denver, Colorado
June 26, 2000